Exhibit 99.1

Validian Upgrades Its Core Technology Platform

Ottawa, July 27, 2011 - Validian Corp. (OTCQB: VLDI), a developer of world class software based solutions for the management and protection of digital information, data and assets, is pleased to announce the completion of Version 2.0 of the Validian Core Technology Platform (CTP 2.0).  The CTP Version 2.0 upgrade enables operation on the latest Microsoft Windows Operating Systems (Windows 7, Vista and XP) and the latest Windows Server OS (2008 and 2003).

With extensive debugging and rigorous acceptance testing completed, Validian CTP 2.0 will be installed at two customers within the next 30 days.

Validian has developed an innovative, world class technology that enables providers of network services (Internet, mobile and landline networks), systems integrators, software applications resellers and application and solutions developers to protect valuable customer information:

•

From unauthorized access and hacking

•

From theft of digital information during storage and transit

•

Of any form and size of data (including confidential business and government information, digital music and movies for both organizations and individuals)

•

While significantly reducing total cost-of-operation for secure networks

•

Through centralized real time control of IT management & security instructions by administrators (instead of developers & end-users)

•

Without the need for re-development or re-installation of hardware or software as management changes, including to authentication, encryption algorithms, keys, key length and levels of compression, are distributed automatically, immediately and transparently to all customer application end points on the network

The recent onslaught of cyber attacks against major organizations, including hacking, theft of stored digital keys, and denial of service attacks has been well publicized. Validian’s CTP 2.0 will enable Businesses and Governments to prevent, not just detect, these cyber attacks, to access and transfer valuable digital information through any networks, and to ensure that this valuable information is protected throughout the Cloud.

Validian will be issuing a series of news releases, technical whitepapers and applications bulletins that will provide more detail on how Validian CTP 2.0 will bring new confidence to the management and protection of valuable customer digital information.

About Validian Corporation

Validian Corporation, (OTCQB VLDI) technology provides secure access, transfer and storage of digital information on wired, wireless or mobile networks over the Internet.  Validian technology enables secure Cloud Computing, Cloud Storage, Distributed Computing and Web Portal Access for desktop & laptop computers, servers and SmartPhones.

The Company provides solutions that can be customized to the client's business process to ensure end-to-end authenticity, integrity and custody of high value digital assets.   Validian is a U.S. public company with offices in the U.S. and Canada.

Visit www.Validian.com for more information on its digital asset solutions.

Safe Harbor Statement

Investors should carefully consider the information contained in this news release before making an investment in the shares of the company. Information contained in this news release contains "forward looking statements", which can be identified by the use of forward-looking terminology such as "believes," expects," "may," "should," or "anticipates" or negative thereof or given that the future results covered by such forward -looking statements will be achieved. The preceding matters constitute cautionary statements identifying important factors with respect to such forward-looking statements, including certain risks and uncertainties that could cause actual results to vary materially from the future statements. Other factors could also cause actual results to vary materially from the future results covered in such forward-looking statements.

Company Contact:

Investor Relations Contact:

Bruce Benn

Gary Robinson

President

Lexxus Capital, Inc.

Validian Corporation

gr@lexxuscapital.com

bbenn@capitalhouse.ca

Tel: 212-994-9877

Tel: 613-230-7211

2